Exhibit 99.1
FOR IMMEDIATE RELEASE
Editor’s Contact:
Frank Berry
QLogic Corporation
Phone: (949) 389-6499
frank.berry@qlogic.com
Investor’s Contact:
Jeanie Herbert
QLogic Corporation
Phone: (949) 389-6343
jeanie.herbert@qlogic.com
QLOGIC REPORTS SECOND QUARTER
RESULTS FOR FISCAL YEAR 2008
ALISO VIEJO, Calif., October 23, 2007 — QLogic Corp. (NASDAQ:QLGC), a leader in networking for storage and high-performance computing (HPC), today announced its second quarter financial results for the period ended September 30, 2007.
Second Quarter Highlights
•	Net revenue was $140.3 million.

•	Net income: $22.6 million GAAP, $32.5 million non-GAAP.

•	Net income per diluted share: $0.16 GAAP, $0.22 non-GAAP.

•	Cash generated from operations was $67.2 million.

•	$392.1 million in cash and short-term marketable securities as of September 30.

•	Repurchased $144.7 million of outstanding common stock.
Financial Results
Net revenue for the second quarter of fiscal 2008 was $140.3 million. Revenue from Host Products, which are comprised primarily of Fibre Channel and iSCSI Host Bus Adapters (HBAs) and InfiniBand Host Channel Adapters (HCAs), was $104.4 million during the second quarter of fiscal 2008 and increased 4% from $100.4 million in the comparable quarter last year. Revenue from Network Products, which are comprised primarily of Fibre Channel and InfiniBand switches, was $22.0 million during the second quarter of fiscal 2008 and increased 8% from $20.2 million in the comparable quarter last year. Revenue from Silicon Products, which are comprised primarily of protocol chips and management controllers, was $11.5 million during the second quarter of fiscal 2008 and decreased 43% from $20.2 million for the comparable quarter last year.

Net income on a GAAP basis for the second quarter of fiscal 2008 was $22.6 million, or $0.16 per diluted share, and included stock-based compensation expense, acquisition-related charges, special charges, and the related income tax effects. Net income on a GAAP basis for the second quarter of fiscal 2007 was $30.4 million, or $0.19 per diluted share, and included stock-based compensation expense, acquisition-related charges, and the related income tax effects. Net income on a non-GAAP basis for the second quarter of fiscal 2008 was $32.5 million, or $0.22 per diluted share.
“We are pleased with our financial performance and execution during the quarter. We exceeded our earnings per share expectations and delivered strong cash flow from operations,” said H. K. Desai, QLogic’s chief executive officer. “For the first six months of fiscal year 2008, revenue from our Host Products was up 9% and revenue from our Network Products was up 20% over the comparable period last year.”
QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a complete reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures is presented in the accompanying financial schedules.
QLogic’s fiscal 2008 second quarter conference call is scheduled for today at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). H.K. Desai, chief executive officer, and Tony Massetti, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at www.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (913) 981-5543, pass code: 3945670.
The financial information that the company intends to discuss during the conference call will be available on the company’s website at www.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at www.qlogic.com for twelve months.

About QLogic
QLogic is a leading supplier of high-performance storage networking solutions, which include the controller chips, host adapters and fabric switches that are the backbone of storage networks for most Global 2000 corporations. The company delivers a broad and diverse portfolio of products that includes Fibre Channel HBAs, blade server embedded Fibre Channel switches, Fibre Channel stackable switches, iSCSI HBAs and iSCSI routers. The company is also a leading supplier of InfiniBand switches and InfiniBand host channel adapters for the emerging high-performance computing market. QLogic products are delivered to small-to-medium businesses and large enterprises around the world via its channel partner community. QLogic products are also powering solutions from leading companies like Cisco, Dell, EMC, Hitachi Data Systems, HP, IBM, Network Appliance and Sun Microsystems. QLogic is a member of the S&P 500 Index.
Note: All QLogic-issued press releases appear on the company’s website (www.qlogic.com). Any announcement that does not appear on the QLogic website has not been issued by QLogic.
Disclaimer — Forward Looking Statements
This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; gross margins that may vary over time; revenues may be affected by changes in IT spending levels; the stock price of the company may be volatile; the company’s dependence on the storage area network market; potential adverse effects of server virtualization technology on the company’s business; potential adverse effects of increased market acceptance of blade servers; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a limited number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain silicon chip suppliers; the complexity of the company’s products; sales fluctuations arising from customer transitions to new products; environmental compliance costs; international economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to attract and retain key personnel; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; reliance on third party technology; the use of “open source” software in our products; changes in our tax provisions or adverse outcomes resulting from examination of our income tax returns; computer viruses and other tampering with the company’s computer systems; and facilities of the company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	September 30,	October 1,	September 30,	October 1,
	2007	2006	2007	2006
Net revenues	$140,326	$145,298	$280,103	$281,990
Cost of revenues	49,013	45,756	99,876	89,076

Gross profit	91,313	99,542	180,227	192,914

Operating expenses:
Engineering and development	33,058	32,619	67,742	65,539
Sales and marketing	20,639	20,108	41,812	42,509
General and administrative	8,804	7,594	16,990	16,036
Special charges	1,636	—	3,772	—
Purchased in-process research and development	—	—	—	1,910

Total operating expenses	64,137	60,321	130,316	125,994

Operating income	27,176	39,221	49,911	66,920

Interest and other income, net	5,753	5,844	12,019	12,686

Income before income taxes	32,929	45,065	61,930	79,606

Income taxes	10,349	14,618	20,355	28,083

Net income	$22,580	$30,447	$41,575	$51,523

Net income per share:
Basic	$0.16	$0.19	$0.28	$0.32
Diluted	$0.16	$0.19	$0.28	$0.32

Number of shares used in per share calculations:
Basic	144,782	158,468	148,980	160,008
Diluted	145,202	159,827	149,711	161,362

QLOGIC CORPORATION
RECONCILIATION OF GAAP NET INCOME TO
NON-GAAP NET INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	September 30,	October 1,	September 30,	October 1,
	2007	2006	2007	2006
GAAP net income	$22,580	$30,447	$41,575	$51,523
Items excluded from GAAP net income:
Stock-based compensation	7,817	6,371	16,187	15,035
Amortization of purchased intangible assets	5,056	2,370	9,489	5,481
Acquisition-related stock-based compensation	(741)	2,593	(38)	5,472
Special charges	1,636	—	3,772	—
Purchased in-process research and development	—	—	—	1,910
Income tax effect	(3,878)	(3,441)	(8,334)	(7,428)

Total non-GAAP adjustments	9,890	7,893	21,076	20,470

Non-GAAP net income	$32,470	$38,340	$62,651	$71,993

Net income per diluted share:
GAAP net income	$0.16	$0.19	$0.28	$0.32
Adjustments	0.06	0.05	0.14	0.13

Non-GAAP net income	$0.22	$0.24	$0.42	$0.45

Non-GAAP Financial Measures
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period to period operating results and that these items are not indicative of the company’s on-going core operating performance.
The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a diluted per share basis.
Management uses non-GAAP net income in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that this measure is an important component of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.
For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.
A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited in thousands)	Three Months Ended		Six Months Ended
	September 30,	October 1,	September 30,	October 1,
	2007	2006	2007	2006
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$491	$424	$1,065	$936
Amortization of purchased intangible assets	4,092	2,245	7,310	5,231
Acquisition-related stock-based compensation	—	13	(24)	26

Total cost of revenue adjustments	4,583	2,682	8,351	6,193

Operating expenses:
Engineering and development:
Stock-based compensation	3,508	2,419	7,280	5,243
Amortization of purchased intangible assets	78	66	251	133
Acquisition-related stock-based compensation	(748)	1,965	(33)	4,174
Sales and marketing:
Stock-based compensation	1,649	1,425	3,274	4,116
Amortization of purchased intangible assets	886	59	1,928	117
Acquisition-related stock-based compensation	7	591	19	1,223
General and administrative:
Stock-based compensation	2,169	2,103	4,568	4,740
Acquisition-related stock-based compensation	—	24	—	49
Special charges	1,636	—	3,772	—
Purchased in-process research and development	—	—	—	1,910

Total operating expense adjustments	9,185	8,652	21,059	21,705

Total non-GAAP adjustments before income taxes	13,768	11,334	29,410	27,898
Income tax effect	(3,878)	(3,441)	(8,334)	(7,428)

Total non-GAAP adjustments	$9,890	$7,893	$21,076	$20,470

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	September 30, 2007	April 1, 2007
ASSETS

Current assets:
Cash and cash equivalents	$99,646	$76,804
Short-term marketable securities	292,436	467,118
Accounts receivable, net	72,201	73,538
Inventories	35,071	38,935
Deferred tax assets	35,009	27,866
Other current assets	13,188	12,892

Total current assets	547,551	697,153

Property and equipment, net	90,774	90,913
Goodwill	103,734	102,910
Purchased intangible assets, net	44,632	55,093
Deferred tax assets	16,976	49
Other assets	25,147	25,241

	$828,814	$971,359

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$28,403	$29,280
Accrued compensation	23,374	34,483
Accrued taxes	19,913	15,729
Deferred revenue	11,565	7,368
Other current liabilities	10,616	7,674

Total current liabilities	93,871	94,534

Accrued taxes	42,579	—
Deferred tax liabilities	—	2,294

Total liabilities	136,450	96,828

Stockholders’ equity:
Common stock	199	198
Additional paid-in capital	636,553	608,515
Retained earnings	1,030,303	988,728
Accumulated other comprehensive income	130	169
Treasury stock	(974,821)	(723,079)

Total stockholders’ equity	692,364	874,531

	$828,814	$971,359

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Six Months Ended
	September 30,	October 1,
	2007	2006
Cash flows from operating activities:
Net income	$41,575	$51,523
Adjustments to reconcile net income to net cash provided by by operating activities:
Depreciation and amortization	14,964	12,157
Stock-based compensation	16,187	15,035
Acquisition-related:
Amortization of purchased intangible assets	9,489	5,481
Stock-based compensation	(38)	5,472
Purchased in-process research and development	—	1,910
Deferred income taxes	(9,023)	(9,732)
Provision for losses on accounts receivable	188	480
Loss on disposal of property and equipment	795	135
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	1,149	(2,104)
Inventories	3,864	(4,252)
Other assets	365	1,120
Accounts payable	(1,024)	(2,821)
Accrued compensation	(8,439)	(4,397)
Accrued taxes	28,548	6,134
Deferred revenue	4,197	2,042
Other liabilities	(44)	315

Net cash provided by operating activities	102,753	78,498

Cash flows from investing activities:
Purchases of marketable securities	(75,247)	(122,422)
Sales and maturities of marketable securities	249,883	211,928
Additions to property and equipment	(15,078)	(16,961)
Acquisition of businesses, net of cash acquired	67	(92,136)
Restricted cash placed in escrow	—	(15,000)

Net cash provided by (used in) investing activities	159,625	(34,591)

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	8,631	5,528
Tax benefit from issuance of stock under stock plans	589	784
Purchase of treasury stock	(248,756)	(85,616)

Net cash used in financing activities	(239,536)	(79,304)

Net increase (decrease) in cash and cash equivalents	22,842	(35,397)

Cash and cash equivalents at beginning of period	76,804	125,192

Cash and cash equivalents at end of period	$99,646	$89,795

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the company’s revenue components is as follows:

	Three Months Ended		Six Months Ended
	September 30,	October 1,	September 30,	October 1,
	2007	2006	2007	2006
Host Products	$104,436	$100,365	$208,644	$190,890
Network Products	21,954	20,245	46,406	38,571
Silicon Products	11,494	20,215	21,108	45,652
Other	2,442	4,473	3,945	6,877

	$140,326	$145,298	$280,103	$281,990

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended		Six Months Ended
	September 30,	October 1,	September 30,	October 1,
	2007	2006	2007	2006
United States	$68,541	$79,072	$146,288	$157,445
Europe, Middle East and Africa	34,559	31,280	65,182	58,047
Asia-Pacific and Japan	28,814	27,784	51,857	57,028
Rest of world	8,412	7,162	16,776	9,470

	$140,326	$145,298	$280,103	$281,990